Exhibit 99.1

iAnthus Announces Appointment of Philippe Faraut as CFO

NEW YORK, NY and TORONTO, ON - November 15, 2022 - iAnthus Capital Holdings, Inc. (“iAnthus” or the “Company”) (CSE: IAN, OTCPK: ITHUF), which owns, operates and partners with regulated cannabis operations across the United States, is pleased to announce the appointment of Philippe Faraut as Chief Financial Officer of the Company, effective immediately.

“We are very excited for Philippe to join iAnthus as Chief Financial Officer. Philippe brings over 20 years of senior CPG financial management and leadership expertise to the Company, and we are thrilled to work with him as we drive iAnthus forward,” commented Interim CEO, Robert Galvin.

Philippe was most recently the CFO of Irwin Naturals, a mass market nutraceutical brand. Philippe led Irwin's initial public offering and entrance into the psychedelic mental health care space. Prior to that, he was a Managing Partner of the investment banking services firm Bastiat Partners from 2016 to 2021, and served as Chief Investment Officer for Knight Global, a family office with a diversified asset portfolio from 2015 to 2016. Philippe started his finance career at Merrill Lynch in the Consumer Retail group in New York and held senior positions at the Sage Group and Intrepid Investment Bankers. He holds a Master of Business Administration degree from the Anderson School at UCLA and a Bachelor of Science degree from Glion Institute - Hotel Management School.

Philippe is replacing Julius Kalcevich who served as the Company’s CFO since October 2016. “On behalf of the Company’s board of directors, I want to thank Julius for his years of service to iAnthus. We wish him every success in his future endeavors,” said Mr. Galvin.

About iAnthus

iAnthus owns and operates licensed cannabis cultivation, processing and dispensary facilities throughout the United States. For more information, visit www.iAnthus.com.

Forward-Looking Statements

Statements in this news release contain forward-looking statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Company’s reports that it files from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian securities regulators, which you should review including, but not limited to, the Company's most recent Annual Report on Form 10-K filed with the SEC and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC. When used in this news release, words such as “will”, “could”, “plan”, “estimate”, “expect”, “intend”, “may”, “potential” “believe”, “should” and similar expressions, are forward-looking statements. Forward-looking statements may include, without limitation, statements relating to the Company's financial performance, business development and results of operations, and changes to the composition of the Company’s management.

These forward-looking statements should not be relied upon as predictions of future events, and the Company cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by the Company or any other person that it will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this news release or to reflect the occurrence of unanticipated events, except as required by law.

Neither the Canadian Securities Exchange nor the Securities Exchange Commission have reviewed, approved or disapproved the content of this news release.

CONTACT INFORMATION

Corporate/Media/Investors:
Jason Miller
iAnthus Capital Holdings, Inc.
1-646-518-9418
investors@ianthuscapital.com